                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 13, 2002


                             NEW VALLEY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         1-2493                                         13-5482050
(Commission File Number)                   (I.R.S. Employer Identification No.)


 100 S.E. SECOND STREET, MIAMI, FLORIDA                                33131
 (Address of principal executive offices)                            (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

         New Valley Corporation hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on December 20, 2002 reporting the acquisition of two commercial office buildings in Princeton, N.J. (the "College Road Properties") for an aggregate purchase price of $54 million, before closing costs, as set forth in the pages attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Real Estate Acquired, prepared pursuant to Rule 3-14 of Regulation S-X.

                  See Exhibits 99.1 and 99.2 filed herewith.

         (b)      Pro Forma Financial Information.

         The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001 has been prepared giving effect to the purchase of the College Road Properties, which occurred on December 13, 2002, and the sale of Western Realty Investments LLC, which occurred on December 21, 2001. The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001 has been prepared as if the pro forma transactions had occurred on January 1, 2001.

         The Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2002 and Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002 have been prepared giving effect to the purchase of the College Road Properties. The Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2002 has been prepared as if the purchase of the College Road Properties had occurred on January 1, 2002. The Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002 has been prepared as if the purchase of the College Road Properties had occurred on September 30, 2002.

         The pro forma financial information should be read in conjunction with New Valley's historical Consolidated Financial Statements and the related notes thereto contained in New Valley's Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

         The pro forma financial information does not purport to show the results which would actually have occurred had such transactions been completed as of the date and for the periods presented or which may occur in the future.




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



                     NEW VALLEY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                 YEAR ENDED DECEMBER 31, 2001
                                                                  ------------------------------------------------------------
                                                                                     PRO FORMA ADJUSTMENTS
                                                                                 ------------------------------
                                                                                   WESTERN        COLLEGE ROAD
                                                                                   REALTY          PROPERTIES
                                                                  HISTORICAL     DISPOSITION      ACQUISITION        PRO FORMA
                                                                  ----------     -----------      -------------      ---------

Revenues:
    Real estate leasing ....................................       $  9,966        $ (8,024)(a)       $  5,453(b)       $  7,395
    Loss on sale of investments, net .......................         (1,003)             --                 --            (1,003)
    Interest and dividend income ...........................          3,738             (74)(a)             --             3,664
                                                                   --------        --------           --------          --------

         Total .............................................         12,701          (8,098)             5,453            10,056
                                                                   --------        --------           --------          --------

Costs and expenses:
    Selling, general and administrative expenses ...........         13,377              --                 --            13,377
    Rental real estate activities, excluding interest ......          9,553          (7,494)(a)          2,336(b),(c)      4,395
    Interest expense .......................................          2,592          (1,175)(a)          2,095(d)          3,512
                                                                   --------        --------           --------          --------

         Total .............................................         25,522          (8,669)             4,431            21,284
                                                                   --------        --------           --------          --------

Other results from continuing operations:
    (Loss) gain on sale of real estate .....................        (20,945)         21,842(a)              --               897
    Gain on lawsuit settlement .............................         17,620              --                 --            17,620
    Gain on sale of assets .................................            250              --                 --               250
    Provision for loss on long-term investments ............            (71)             --                 --               (71)
    Other loss .............................................            (68)             --                 --               (68)
                                                                   --------        --------           --------          --------

         Total .............................................         (3,214)         21,842                 --            18,628
                                                                   --------        --------           --------          --------

(Loss) income from continuing operations before income taxes
    and minority interests .................................        (16,035)         22,413              1,022             7,400

Income tax provision (benefit) .............................            260            (227)(a)             --                33

Minority interests in (loss) income from continuing
    operations of consolidated subsidiaries ................           (594)            336(a)              --              (258)
                                                                   --------        --------           --------          --------

(Loss) income from continuing operations ...................       $(15,701)       $ 22,304           $  1,022          $  7,625
                                                                   ========        ========           ========          ========




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


                     NEW VALLEY CORPORATION AND SUBSIDIARIES
 NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                             (DOLLARS IN THOUSANDS)


(a) To eliminate the operations and loss on the disposal of Western Realty Investments for the year ended December 31, 2001.

(b) Reflects the operations, excluding interest and depreciation, of the College Road Properties for the year ended December 31, 2001.

(c) To account for depreciation expense for the year ended December 31, 2001 on the College Road Properties. Depreciation expense has been computed using 12 months for 100 College Road West, which was placed in service in 2000, and seven months for 150 College Road West, which was placed in service in June 2001.

(d) Reflects interest expense on the College Road Properties using the terms of the note payable issued by New Valley in connection with the acquisition of the College Road Properties. Interest expense has been computed using 12 months for 100 College Road West, which was placed in service in 2000, and seven months for 150 College Road West, which was placed in service in June 2001.





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                     NEW VALLEY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                               NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                             -----------------------------------------
                                                                     PRO FORMA ADJUSTMENTS
                                                             -----------------------------------------
                                                                          COLLEGE ROAD
                                                                           PROPERTIES
                                                             HISTORICAL    ACQUISITION       PRO FORMA
                                                             ----------    -----------       ---------
Revenues:
     Real estate leasing ..............................       $    661        $5,205(a)       $  5,866
     Gain on sale of investments, net .................          2,207            --             2,207
     Interest and dividend income .....................          1,716            --             1,716
                                                              --------        ------          --------

         Total ........................................          4,584         5,205             9,789
                                                              --------        ------          --------

Cost and expenses:
     General and administrative .......................          8,576            --             8,576
     Rental real estate activities, excluding interest           1,499         2,426(a),(b)      3,925
     Interest expense .................................            338         1,237(c)          1,575
                                                              --------        ------          --------

         Total ........................................         10,413         3,663            14,076
                                                              --------        ------          --------

Other results from continuing operations:
     Equity income from real estate businesses ........            341            --               341
     Gain on sale of real estate ......................          9,048            --             9,048
     Provision for loss on net investment in subsidiary           (388)           --              (388)
     Provision for uncollectibility of notes receivable        (13,198)           --           (13,198)
     Other loss .......................................            (10)           --               (10)
                                                              --------        ------          --------

         Total ........................................         (4,207)           --            (4,207)
                                                              --------        ------          --------

Loss from continuing operations before
     income taxes and minority interests ..............        (10,036)        1,542            (8,494)

Income tax provision ..................................             --            --                --

Minority interests in loss from continuing
     operations of consolidated subsidiaries ..........           (167)           --              (167)
                                                              --------        ------          --------

Loss from continuing operations .......................       $ (9,869)       $1,542          $ (8,327)
                                                              ========        ======          ========


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


                     NEW VALLEY CORPORATION AND SUBSIDIARIES
 NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                             (DOLLARS IN THOUSANDS)



(a) Reflects the operations, excluding interest and depreciation, of the College Road Properties for the nine months ended September 30, 2002.

(b) To account for depreciation expense for the nine months ended September 30, 2002 on the College Road Properties.

(c) Reflects interest expense on the College Road Properties based on the terms of New Valley's note payable.





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


                     NEW VALLEY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                                                    SEPTEMBER 30, 2002
                                                                      -------------------------------------------------
                                                                                  PRO FORMA ADJUSTMENTS
                                                                      -------------------------------------------------
                                                                                        COLLEGE ROAD
                                                                                         PROPERTIES
                                                                      HISTORICAL         ACQUISITION          PRO FORMA
                                                                      ----------         -----------          ---------

                                     ASSETS

Current assets:
     Cash and cash equivalents ...............................         $ 101,625          $(14,350)(a)         $  87,275
     Investment securities available for sale ................            12,812                --                12,812
     Restricted assets .......................................               518             1,280(b)              1,798
     Other current assets ....................................                50               124(b)                174
                                                                       ---------          --------             ---------
         Total current assets ................................           115,005           (12,946)              102,059
                                                                       ---------          --------             ---------

Investments in real estate business, net .....................             7,985            54,258(c)             62,243
Restricted assets ............................................                --               168(b)                168
Long-term investments, net ...................................             3,150                --                 3,150
Other assets .................................................               139               351(b)                490
                                                                       ---------          --------             ---------

         Total assets ........................................         $ 126,279          $ 41,831             $ 168,110
                                                                       =========          ========             =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion of note payable and long-term obligations         $      --          $    644(d)          $     644
     Accounts payable and accrued liabilities ................             2,761             1,163(e)              3,924
     Prepetition claims and restructuring accruals ...........               675                --                   675
     Income taxes ............................................            10,219                --                10,219
                                                                       ---------          --------             ---------
         Total current liabilities ...........................            13,655             1,807                15,462
                                                                       ---------          --------             ---------

Note payable .................................................                --            39,856(d)             39,856
Other long-term liabilities ..................................             3,300               168(e)              3,468

Commitments and contingencies ................................                --                --                    --

Stockholders' equity:
     Common Shares, $.01 par value; 100,000,000 shares
       authorized; 22,881,467 shares outstanding .............               229                --                   229
     Additional paid-in capital ..............................           865,588                --               865,588
     Accumulated deficit .....................................          (747,763)               --              (747,763)
     Accumulated other comprehensive loss ....................            (8,730)               --                (8,730)
                                                                       ---------          --------             ---------
         Total stockholders' equity ..........................           109,324                --               109,324
                                                                       ---------          --------             ---------

         Total liabilities and stockholders' equity ..........         $ 126,279          $ 41,831             $ 168,110
                                                                       =========          ========             =========


                     NEW VALLEY CORPORATION AND SUBSIDIARIES
      NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2002
                             (DOLLARS IN THOUSANDS)

(a) Reflects cash paid at closing in connection with acquisition of the College Road Properties.

(b) Reflects other assets acquired in connection with acquisition of the College Road Properties.

(c) Reflects the acquisition of the College Road Properties for $54,000, plus related closing costs, which will be capitalized.

(d) Reflects the note payable issued in connection with the acquisition of the College Road Properties.

(e) Reflects liabilities incurred in connection with acquisition of the College Road Properties.

         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

23 Consent of PricewaterhouseCoopers LLP relating to New Valley's Registration Statement on Form S-8 (No. 333-46370) and Registration Statement on Form S-3 (No. 333-79837).

99.1 College Road Properties, Combined Statement of Certain Revenues and Expenses for the year ended December 31, 2001.

99.2 Statement of Estimated Taxable Operating Results and Cash to be Made Available from Such Operations for the twelve months ended September 30, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NEW VALLEY CORPORATION


                             By: /s/ J. BRYANT KIRKLAND III
                                 --------------------------------------------
                                 J. Bryant Kirkland III
                                 Vice President and Chief Financial Officer

Date: February 14, 2003




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